ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND (the “Funds”)

Supplement dated January 15, 2015 to the Prospectus dated July 1, 2014

The seventh, eighth and ninth paragraphs under the section entitled “Additional Information Regarding Principal Investment Strategies” section beginning on page 12 of the Prospectus for the Acuitas International Small Cap Fund are hereby deleted in their entirety and replaced with the following:

The Fund’s Board and its shareholders have approved a “manager of managers” structure that permits the Adviser to appoint and replace subadvisers and enter into, materially amend and terminate sub-advisory agreements with other investment managers with respect to the Fund, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”).

The ability to implement the Manager of Managers Structure with respect to the Fund is pursuant to an exemptive order from the SEC (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new subadviser within 90 days of the hiring of the new subadviser. In the future, the Adviser may propose to appoint or replace one or more subadvisers subject to Board approval and applicable shareholder notice requirements.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements. Under the Manager of Managers Structure, the Adviser maintains the ultimate responsibility, subject to the oversight of the Board, to oversee the subadvisers and recommend their hiring, firing, and replacement. The Manager of Managers Structure provides the Adviser with the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets for management among the subadvisers and itself. The Manager of Managers Structure does not permit investment management fees paid by the Fund to be increased without shareholder approval or change Adviser’s responsibilities to the Fund including the Adviser’s responsibility for all advisory services furnished by a subadviser.

The sixth, seventh and eighth paragraphs under the section entitled “Additional Information Regarding Principal Investment Strategies” section beginning on page 13 of the Prospectus for the Acuitas US Microcap Fund are hereby deleted in their entirety and replaced with the following:

The Fund’s Board and its shareholders have approved a “manager of managers” structure that permits the Adviser to appoint and replace subadvisers and enter into, materially amend and terminate sub-advisory agreements with other investment managers with respect to the Fund, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”).

The ability to implement the Manager of Managers Structure with respect to the Fund is pursuant to an exemptive order from the SEC (“Exemptive Relief”). Pursuant to the Exemptive Relief, the

220-PSA-0115

Fund is required to notify shareholders of the retention of a new subadviser within 90 days of the hiring of the new subadviser. In the future, the Adviser may propose to appoint or replace one or more subadvisers subject to Board approval and applicable shareholder notice requirements.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements. Under the Manager of Managers Structure, the Adviser maintains the ultimate responsibility, subject to the oversight of the Board, to oversee the subadvisers and recommend their hiring, firing, and replacement. The Manager of Managers Structure provides the Adviser with the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets for management among the subadvisers and itself. The Manager of Managers Structure does not permit investment management fees paid by the Fund to be increased without shareholder approval or change Adviser’s responsibilities to the Fund including the Adviser’s responsibility for all advisory services furnished by a subadviser.

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For more information, please contact a Fund customer service representative toll free at 844-805-5628.

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